SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2015

WESTERN GAS EQUITY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35753 (Commission File Number)	46-0967367 (IRS Employer Identification No.)

1201 Lake Robbins Drive The Woodlands, Texas 77380-1046 (Address of principal executive office) (Zip Code)

(832) 636-6000 (Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 18, 2015, Western Gas Partners, LP and Western Gas Equity Partners, LP issued a joint press release announcing fourth-quarter and full-year 2014 results. The press release is included in this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

99.1	Press release dated February 18, 2015 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Western Gas Partners, LP filed on February 18, 2015, File No. 001-34046).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

		By:	Western Gas Equity Holdings, LLC, its general partner

Dated:	February 18, 2015	By:	/s/ Donald R. Sinclair
Donald R. Sinclair President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number    Exhibit Title

99.1	Press release dated February 18, 2015 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Western Gas Partners, LP filed on February 18, 2015, File No. 001-34046).